                                                                   EXHIBIT 10.22

                            SIXTH AMENDMENT TO FIRST
                      AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Sixth Amendment"), dated as of October 29, 2002, by and among the lenders listed on the signature pages hereof (the "Lenders"), CLUBCORP, INC., a Delaware corporation (the "Borrower"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "Administrative Agent"), to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                                   BACKGROUND

        A. The Borrower, the Lenders, certain co-agents, certain managing agents and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of September 24, 1999, as amended by that certain First Amendment to First Amended and Restated Credit Agreement, dated as of November 5, 1999, that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of December 20, 2000, that certain Third Amendment and Waiver to First Amended and Restated Credit Agreement, dated as of December 25, 2001, that certain Fourth Amendment to First Amended and Restated Credit Agreement, dated as of February 7, 2002, and the certain Fifth Amendment to First Amended and Restated Credit Agreement, dated as of September 20, 2002 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

        B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

        1.      Amendments.

        (a)     The definition of "Applicable Base Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "Applicable Base Rate Margin" means the following per annum percentages, applicable in the following situations:

                                        1

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
                                                                 Revolving       Facility A      Facility B
                                                                   Credit         Term Loan       Term Loan
                              Applicability                       Advances        Advances        Advances
                              -------------                      ---------       ----------      ----------
                       The Leverage  Ratio is less than              1.000            1.000           2.500
                2.50 to 1
                     The  Leverage  Ratio is greater                 1.250            1.250           2.500
                than or equal to 2.50 to 1 but less than
                3.00 to 1
                     The  Leverage  Ratio is greater                 1.500            1.500           2.500
                than or equal to 3.00 to 1 but less than
                3.50 to 1
                     The  Leverage  Ratio is greater                 1.750            1.750           2.500
                than or equal to 3.50 to 1 but less than
                4.00 to 1
                     The  Leverage  Ratio is greater                 2.000            2.000           2.500
                than or equal to 4.00 to 1 but less than
                4.50 to 1
                     The  Leverage  Ratio is greater                 2.250            2.250           2.750
                than or equal to 4.50 to 1 but less than
                5.00 to 1
                     The  Leverage  Ratio is greater                 2.500            2.500           3.000
                 than or equal to 5.00 to 1 but less than
                     The  Leverage  Ratio is greater than or         2.750            2.750           3.250
                5.25 to 1 equal to 5.25 to 1

                The Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Months preceding the date of determination); provided, that each adjustment in the Applicable Base Rate Margin shall be effective on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to
        Section 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 5.25 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the above, in addition to all interest, fees and amortization payments otherwise due under the Loan Documents during such periods, if the Borrower fails to reduce the amount of Obligations outstanding under the Loan Documents (including, but not limited to Reimbursement Obligations) as of October 28, 2002 (which reduction, to the extent applied to the Revolving Credit Advances shall only be deemed to be a reduction in the Obligations by such amount to the extent the Borrower contemporaneously with such reduction gives notice to the Administrative Agent pursuant to Section 2.06(a) of a voluntary reduction of the Revolving Credit Commitment by the amount set forth in such notice) (i) by $50 million on or prior to March 31, 2003, the Applicable Base Rate Margin shall be increased in each level for each type of Advance by 0.5% and (ii) by $125 million on or prior to June 16, 2003, the Applicable Base Rate Margin shall be increased in each level for each type of Advance by 0.5%, such increase to be in addition to the increase set forth in (i) above, if any.

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

        (b)     The definition of "Applicable LIBOR Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "Applicable LIBOR Rate Margin" means the following per annum percentages, applicable in the following situations:

                                                                 Revolving       Facility A      Facility B
                                                                   Credit         Term Loan       Term Loan
                              Applicability                       Advances        Advances        Advances
                              -------------                      ---------       ----------      ----------
                       The Leverage  Ratio is less than              1.875            2.250           3.750
                2.50 to 1
                       The  Leverage  Ratio is greater               2.000            2.500           3.750
                than or equal to 2.50 to 1 but less than
                3.00 to 1
                       The  Leverage  Ratio is greater               2.250            2.750           3.750
                than or equal to 3.00 to 1 but less than
                3.50 to 1
                       The  Leverage  Ratio is greater               2.500            3.000           3.750
                than or equal to 3.50 to 1 but less than
                4.00 to 1
                       The  Leverage  Ratio is greater               2.750            3.250           3.750
                than or equal to 4.00 to 1 but less than
                4.50 to 1
                       The  Leverage  Ratio is greater              3.000             3.500           4.000
                than or equal to 4.50 to 1 but less than
                5.00 to 1
                       The  Leverage  Ratio is greater               3.250            3.750           4.250
                than or equal to 5.00 to 1 but less than
                5.25 to 1
                       The  Leverage  Ratio is greater               3.500            4.000           4.500
                than or equal to 5.25 to 1

                The Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Months preceding the date of determination); provided, that each adjustment in the Applicable LIBOR Rate Margin shall be effective on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to
        Section 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than or equal to 5.25 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the above, in addition to all interest, fees and amortization payments otherwise due under the Loan Documents during such periods, if the Borrower fails to reduce the amount of Obligations outstanding under the under the Loan Documents (including, but not limited to Reimbursement Obligations) as of October 28, 2002 (including, but not limited to Reimbursement Obligations) as of October 28, 2002 (which reduction, to the extent applied to the Revolving Credit Advances shall only be deemed to be a reduction in the Obligations by such amount to the extent the Borrower contemporaneously with such reduction gives notice to the Administrative Agent pursuant to
        Section 2.06(a) of a voluntary reduction of the Revolving Credit Commitment by the amount set forth in such notice) (i) by $50 million on or prior to March 31, 2003, the Applicable LIBOR Rate Margin shall be increased in each level for each type of Advance by 0.5% and (ii) by $125 million on or prior to June 16, 2003, the Applicable LIBOR Rate Margin shall be increased in each level for each type of Advance by 0.5%, such increase to be in addition to the increase set forth in (i) above, if any.

        (c) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and (ii) equity in joint venture net income, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) depreciation and amortization, plus (c) interest expense (including but not limited to interest expense pursuant to Capitalized Lease Obligations), plus (d) to the extent included in determining Pretax Net Income, non-recurring, non-cash charges, minus (e) to the extent included in determining Pretax Net Income, non-recurring credits, plus (f) cash distributions received from any Person the financial results of which are not consolidated with the financial results of the Borrower pursuant to GAAP, plus (g) without duplication, to the extent included in determining Pretax Net Income, non-cash equity compensation to employees and directors pursuant to a non-cash equity compensation plan, if implemented, plus (h) to the extent deducted in determining Pretax Net Income, Restructuring Charges.

        (d) The definition of "Fixed Charges" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "Fixed Charges" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, the sum of, without duplication, (a) interest expense (including but not limited to interest expense pursuant to Capitalized Lease Obligations, but not including amortization of discount on Membership Deposits and amortization of discounts on Indebtedness), plus (b) lease expense under Operating Leases, in each case for the applicable period immediately preceding the date of calculation, plus (c) all scheduled principal payments of Total Debt, minus (d) repayment or prepayment of the Priority Term Loan.

        (e) The definition of "Net Cash Proceeds" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset (including any Capital Stock), by or of, or the issuance of any Indebtedness to, any Person, the cash proceeds received by such Person in connection with such transaction (including any cash received in respect of non-cash proceeds, but only and as when received) after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction or to any asset that may be the subject thereof: (i) reasonable brokerage commissions, legal fees, finder's fees, financial advisory fees, fees for solvency opinions, accounting fees, underwriting fees, investment banking fees, survey, title insurance, appraisals, notaries and other similar commissions and fees, and expenses, in each case, to the extent paid, payable or reimbursed by such Person; (ii) filing, recording or registration fees or charges or similar fees or charges paid by such Person; (iii) without duplication, taxes paid or payable by such person or any shareholder, partner or member of such Person to governmental taxing authorities as a result of such sale or other disposition or issuance (after taking into account any available tax credits or deductions or any tax sharing arrangements); and (iv) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness, including but not limited to any Indebtedness on property owned by Pinehurst, Inc. (other than the Obligations), that is secured by a Lien on the asset in question, to the extent required pursuant to the documentation evidencing such Indebtedness.

        (f) The definition of "Permitted Liens" set forth in Section 1.1 of the Credit Agreement is hereby amended to delete the "." at the end of subsection (l) and replace it with a "; and" and to add a new subsection (m) as follows:

                (m) Liens to secure the Priority Term Loan, provided (i) such Liens do not cover any property of the Borrower or its Subsidiaries other than property owned by Pinehurst, Inc. and (ii) the terms of such Liens and the rights and remedies in respect thereof are subject to an intercreditor agreement on substantially the terms set forth in Exhibit J hereto or as otherwise acceptable to the Administrative Agent.

        (g)     The definition of "Permitted Secured Indebtedness" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "Permitted Secured Indebtedness" means (a) Indebtedness of the Borrower and its Subsidiaries secured by Liens described in clauses (j),
        (k), (l) and (m) of the definition of Permitted Liens and (b) Indebtedness under the Loan Documents.

        (h) The definition of "Second Tier Appraised Properties" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "Second Tier Appraised Properties" means such Initial Appraised Properties (other than the First Tier Appraised Properties) which result in the Appraised Value of the Appraised Properties being in an aggregate amount no less than $777,450,000 and which are approved by the Determining Lenders, and such other property that becomes a Second Tier Appraised Property pursuant to Section 5.15.

        (i) The definition of "Special Counsel" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "Special Counsel" means the law firm of Winstead Sechrest & Minick P.C., or such other legal counsel as the Administrative Agent may select.

        (j) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

                "Monthly Date" means the last day of each month.

                "Priority Term Loan" means that certain $30,000,000 loan among Borrower, the lenders party thereto and Banc of America Bridge LLC or one of its Affiliates as administrative agent secured by Liens permitted to be incurred pursuant to subsection (m) of the definition of Permitted Liens, on substantially similar terms as those set forth in the Priority Term Loan Term Sheet and otherwise in form satisfactory to the Administrative Agent and Determining Lenders.

                "Priority Term Loan Term Sheet" means that certain term sheet describing in summary fashion the terms and conditions of the Priority Term Loan posted on the IntraLinks website maintained by Bank of America, N.A. or an Affiliate and titled "ClubCorp-Amendment".

                "Restructuring Charges" means those certain one-time charges incurred in accordance with GAAP in connection with the restructuring program announced by the Borrower in October 2002 and financing charges and advisor costs expensed in the fourth Fiscal Quarter of Fiscal Year 2002 and the first, second and third Fiscal Quarters of Fiscal Year 2003 in connection with the Priority Term Loan, this Agreement and any other capital markets activity.

                "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

        (k) Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined term "Group" therefrom.

        (l) Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                Section 2.3 Interest.

                (a)    On Base Rate Advances.

                (i) The Borrower shall pay interest on the outstanding unpaid principal amount of each Base Rate Advance from the date such Base Rate Advance is made until such Base Rate Advance is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid at a simple interest rate per annum equal to the Base Rate Basis for the Base Rate Advances as in effect from time to time. If at any time the Base Rate Basis would exceed the Highest Lawful Rate, interest payable on the Base Rate Advances shall be limited to the Highest Lawful Rate, but the Base Rate Basis shall not thereafter be reduced below the Highest Lawful Rate until the total amount of interest accrued on the Base Rate Advances equals the amount of interest that would have accrued if the Base Rate Basis had been in effect at all times.

                (ii) Subject to Section 11.9 hereof, interest on the Base Rate Advances shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and shall be payable in arrears on each Monthly Date and on the Revolving Credit Commitment Maturity Date, Facility A Term Loan Maturity Date or Facility B Term Loan Maturity Date, as appropriate.

                (b)    On LIBOR Advances.

                (i) The Borrower shall pay interest on the outstanding unpaid principal amount of each LIBOR Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid, at a rate per annum equal to the LIBOR Basis for such LIBOR Advance. The Administrative Agent, whose determination shall be controlling in the absence of demonstrable error, shall determine the LIBOR Basis on the second Business Day prior to the applicable funding, conversion or continuation date and shall notify the Borrower and the Lenders of such LIBOR Basis. The Administrative Agent shall, at the request of the Borrower, furnish such information concerning the calculation of the LIBOR Basis as the Borrower may reasonably request.

                (ii) Subject to Section 11.9 hereof, interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on each Monthly Date on which such LIBOR Advance is outstanding and on the applicable Payment Date and on the Revolving Credit Commitment Maturity Date, Facility A Term Loan Maturity Date or Facility B Term Loan Maturity Date.

                (c)    On Swing Line Advances.
                (i) The Borrower shall pay interest on the outstanding principal amount of such Swing Line Advance, from the date of such Swing Line Advance is made until it is due (whether by demand or otherwise) and repaid, at an interest rate per annum equal to a fixed interest rate agreed to by the Borrower and the Swing Line Bank for such Swing Line Advance, but in no event higher than the Highest Lawful Rate; provided, however, that at any time any Lender makes a Revolving Credit Advance or is deemed to have purchased, pursuant to Section 2.2(g) hereof, a participation in a Swing Line Advance, such Revolving Credit Advance or Swing Line Advance, as applicable, shall bear interest at the Default Rate; provided, further, however, notwithstanding anything above to the contrary, with respect to any Swing Line Advance outstanding at the commencement of (A) the Leverage Premium Period, the rate applicable to such Swing Line Advance shall be increased by an amount equal to the Leverage Premium and (B) any FCC Premium Period, the rate applicable to such Swing Line Advance shall be increased by an amount equal to the FCC Premium.

                (ii) Subject to Section 11.9 hereof, interest on each Swing Line Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on each Monthly Date and on the Revolving Credit Commitment Maturity Date.

        (m) Section 7.1(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                (h)(A) Prior to the Qualifying Date, other Unsecured Subordinated Indebtedness of the Borrower and its Subsidiaries, provided that (i) prior to and after giving effect to such other Unsecured Subordinated Indebtedness, no Default or Event of Default shall have occurred and be continuing, (ii) such other Unsecured Subordinated Indebtedness shall not mature prior to 180 days after the Facility B Term Loan Maturity Date and shall amortize in such amounts and on such dates as are reasonably acceptable to the Administrative Agent, (iii) the Net Cash Proceeds thereof are applied in accordance with Section 2.5(b)(iii) hereof and (iv) the Priority Term Loan has been finally paid in full (including but not limited to principal, interest, fees and other amounts payable with respect thereto) or is finally paid in full contemporaneously with the issuance of the Unsecured Subordinated Indebtedness, and (B) on and after the Qualifying Date, other Unsecured Indebtedness of the Borrower and its Subsidiaries, provided that (i) prior to and after giving effect to such other Unsecured Indebtedness, no Default or Event of Default shall have occurred and be continuing,
        (ii) the terms, covenants and provisions of such other Unsecured Indebtedness shall not be more restrictive than any terms, covenants or provisions of this Agreement, and (iii) such other Unsecured Indebtedness shall not mature prior to 180 days after the Facility A Term Loan Maturity Date and shall amortize in such amounts and on such dates as are reasonably acceptable to the Administrative Agent; and

        (n) Section 7.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                Section 7.9 Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare, pay or make any Restricted Payments except (a) Dividends payable by a Subsidiary to the Borrower or another Subsidiary that is an Obligor and (b) payments and prepayments of principal of Indebtedness other than payments, prepayments and redemptions of Indebtedness permitted to be incurred pursuant to Section 7.1(h) hereof; provided, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.9 unless there shall exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment.

        (o) Section 7.12 of the Credit Agreement is hereby amended to read as follows:

                Section 7.12 Maximum Leverage Ratio. The Borrower shall not permit the Leverage Ratio to be greater than (a) 5.50 to 1.00 at the end of the third Fiscal Quarter of Fiscal Year 2002, (b) 5.80 to 1.00 at the end of the fourth Fiscal Quarter of Fiscal Year 2002, (c) 6.25 to 1.00 at the end of the first Fiscal Quarter of Fiscal Year 2003, (d) 6.40 to
        1.00 at the end of the second Fiscal Quarter of Fiscal Year 2003, (e)
        4.50 to 1.00 at the end of the third Fiscal Quarter of Fiscal Year 2003,
        (f) 4.00 to 1.00 at the end of the fourth Fiscal Quarter of Fiscal Year 2003 and (g) 3.75 to 1.00 at the end of each Fiscal Quarter thereafter.

        (p) Section 7.13 of the Credit Agreement is hereby amended to read as follows:

                Section 7.13 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (a)
        0.90 to 1.00 at the end of the third Fiscal Quarter of Fiscal Year 2002,
        (b) 0.80 to 1.00 at the end of the fourth Fiscal Quarter of Fiscal Year 2002, (c) 0.75 to 1.00 at the end of the first Fiscal Quarter of Fiscal Year 2003, (d) 0.70 to 1.00 at the end of the second Fiscal Quarter of Fiscal Year 2003 and (e) 1.00 to 1.00 at the end of any Fiscal Quarter thereafter.

        (q) Section 7.14 of the Credit Agreement is hereby amended to read as follows:

                Section 7.14 Minimum Tangible Net Worth. The Borrower shall not permit the Tangible Net Worth at any time after the effective date of the Fourth Amendment to be less than the sum of (a) an amount equal to 90% of Tangible Net Worth at September 3, 2002, plus (b) 50% of cumulative Net Income for the period from, but not including, September 3, 2002 through the date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter (or portion of a Fiscal Quarter not then ended) of the Borrower for which Net Income was a negative number), plus (c) an amount equal to 100% of the tangible net worth of any Person that becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or substantially all of the assets of which are acquired by the Borrower or any Subsidiary of the Borrower to the extent the purchase price paid therefor is paid in equity securities of the Borrower or any Subsidiary of the Borrower or pursuant to the conversion or exchange of any convertible subordinated debt or redeemable preferred stock into Capital Stock of the Borrower or any of its Subsidiaries, plus (d) 75% of the Net Cash Proceeds (but without duplication) of any offerings of Capital Stock of the Borrower or any of its Subsidiaries, plus (e) 100% of any reclassification of redemption value of common Capital Stock to Net Worth.

        (r) Section 7.21 of the Credit Agreement is hereby amended to read as follows:

                Section 7.21 Capital Expenditures. The Borrower and its Subsidiaries shall not permit Capital Expenditures for any fiscal year set forth below to be more than the following amounts set forth opposite each such fiscal year below:

                              Fiscal Year                             Amount
                              -----------                             ------
                                  2002                             $105,000,000
                                  2003                              $65,000,000
                                  2004                              $65,000,000
                                  2005                              $68,000,000
                                  2006                              $70,000,000
                                  2007                              $72,000,000

        (s) Article 7 of the Credit Agreement is hereby amended by adding a new Section 7.23 thereto to read as follows:

                Section 7.23 Terms of the Priority Term Loan. The Borrower shall not change or amend (or take any action or fail to take any action the result of which is an effective amendment or change), or accept any waiver or consent with respect to, the Priority Term Loan agreement or any other document, instrument or agreement relating to the Priority Term Loan if such action or failure to take action would, in the reasonable determination of the Administrative Agent, (a) result in the covenants, events of default or remedies in respect of the Priority Term Loan being materially more adverse to the Lenders than the terms and provisions of the Priority Term Loan prior to such change, amendment, waiver or consent or (b) reasonably be expected to have an adverse effect on the Lenders.

        (t) Section 8.01(o) of the Credit Agreement is hereby amended to read as follows:

        (o)     INTENTIONALLY OMITTED.

        (u) Exhibit E to the Credit Agreement, the Compliance Certificate, is hereby amended to be in the form of Exhibit E attached to this Sixth Amendment.

        (v) Exhibit J to the Credit Agreement, the Intercreditor Agreement, is hereby incorporated as an exhibit to the Credit Agreement in the form of Exhibit J attached to this Sixth Amendment.

        2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

        (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date; and

        (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

        3. CONDITIONS OF EFFECTIVENESS. This Sixth Amendment shall be effective upon satisfaction of the following conditions:

        (a) the representations and warranties set forth in Section 2 of this Sixth Amendment shall be true and correct;

        (b) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Determining Lenders;

        (c) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Borrower and acknowledged by each Guarantor;

        (d) Special Counsel shall have engaged FTI Consulting, Inc. as financial advisor on behalf of the Administrative Agent, and such engagement shall have been acknowledged in writing by the Borrower;

        (e) the Borrower shall have paid to Special Counsel a retainer fee of $100,000 in connection with the retention of a financial advisor;

        (f) the Borrower shall have paid to Special Counsel a retainer fee of $200,000 in connection with Special Counsel's ongoing representation of the Administrative Agent;

        (g)     payment of all outstanding legal fees and expenses of Special
Counsel;

        (h) payment of all outstanding fees, costs and other expenses of the Administrative Agent and its Affiliates, including professional expenses;

        (i) receipt from counsel to Borrower of a legal opinion regarding certain legal matters in connection with the Sixth Amendment and the Priority Term Loan, including, but not limited to a no conflicts with material agreements opinion, in form and substance satisfactory to Administrative Agent;

        (j)     the Priority Term Loan is consummated; and

        (k) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.

        4.      COVENANTS.

        (a) The Borrower covenants and agrees that the Borrower shall (i) cooperate in all reasonable respects and (ii) reimburse the Administrative Agent for any reasonable fees, costs or expenses incurred, in connection with a financial advisor engaged by Special Counsel on behalf of the Administrative Agent. The failure of the Borrower to so cooperate with the financial advisor immediately upon such financial advisor's engagement, including, but not limited to the

Borrower granting the financial advisor access to Borrower's facilities, files, records and reports and providing reasonable access to Borrower's officers and directors at the time such engagement and thereafter until the scope of such engagement has been completed, as the scope of such engagement may be amended from time to time in the reasonable discretion of the Administrative Agent after consultation with the Borrower, shall be a Default under the Credit Agreement.

        (b) The Borrower covenants and agrees that management of the Borrower shall be available for a conference meeting with the Lenders and the Administrative Agent within five Business Days after delivery of the Borrower's financial statements at the end of each Fiscal Quarter to discuss the financial performance of the Borrower and its Subsidiaries for such Fiscal Quarter.

        (c) The Borrower covenants and agrees that the Borrower shall deliver to the Administrative Agent on behalf of the Lenders by no later than January 15, 2003, a business and recapitalization plan that has been prepared in good faith and in reasonable detail which shall have been approved by Borrower's board of directors.

        (d) The Borrower covenants and agrees that by November 30, 2002, the Borrower shall have engaged an investment bank of national standing to assist in developing strategies to repay its Debt obligations.

        5.      RELEASE.

        (a) Borrower and each of its Subsidiaries (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of the Credit Agreement, this Sixth Amendment or the Loan Documents and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto (collectively, the "Borrower Claims").

        (b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this Sixth Amendment and were in any manner related to any of the Loan Documents.

        6. AMENDMENT FEE. The Borrower covenants and agrees to pay amendment fees in immediately available funds to each of those Lenders that execute and deliver this Sixth Amendment to the Administrative Agent (or its counsel) by the time of effectiveness, in an amount equal to the product of (a)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender multiplied by (b) 0.50%, which amendment fee shall be due and payable on the date of consummation of the Priority Term Loan. The Borrower agrees that all fees are fully earned and non-refundable upon payment thereof and the failure to pay the amendment fees provided in this Section 5 shall be an event of default under Section 8.1(b)(ii) of the Credit Agreement.

        7. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Sixth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Sixth Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

        8. APPROVAL OF PRIORITY TERM LOAN. Each Lender signing this Sixth Amendment hereby acknowledges and agrees that the terms of the Priority Term Loan are satisfactory to such Lender.

        9. APPROVAL OF INTERCREDITOR AGREEMENT. Each Lender signing this Sixth Amendment hereby acknowledges and agrees that the terms of the Intercreditor Agreement are satisfactory to such Lender and authorizes the Administrative Agent to execute the document on behalf of such Lender.

        10.     REFERENCE TO THE CREDIT AGREEMENT.

        (a) Upon and during the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Sixth Amendment.

        (b) This Sixth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and, except as expressly set forth herein, shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

        11. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and deliver of this Sixth Amendment and the other instruments and documents to be delivered hereunder.

        12. EXECUTION IN COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Sixth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

        13. GOVERNING LAW; BINDING EFFECT. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

        14. HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

        15. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

        IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date first above written.

                                      CLUBCORP, INC.


                                      By: /s/ John Massey, III
                                          --------------------------------------
                                          Name: John Massey, III
                                                --------------------------------
                                          Title: Vice President
                                                --------------------------------

                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent, Swing Line Bank, Issuing Bank, and as a Lender


                                      By: /s/ William E. Livingstone, IV
                                         ---------------------------------------
                                          Name: William E. Livingstone, IV
                                               ---------------------------------
                                          Title Managing Director
                                               ---------------------------------

                                      BANK ONE, TEXAS, N.A.


                                      By: /s/ William V. Clifford
                                          --------------------------------------
                                          Name: William V. Clifford
                                                --------------------------------
                                          Title First Vice President
                                                --------------------------------

                                      WELLS FARGO BANK TEXAS, NATIONAL
                                      ASSOCIATION, successor to WELLS FARGO BANK
                                      (TEXAS), N.A.


                                      By: /s/ Larry Clayton
                                          --------------------------------------
                                          Name: Larry Clayton
                                                --------------------------------
                                          Title Vice President
                                                --------------------------------

                                      CREDIT LYONNAIS NEW YORK BRANCH, as
                                      Managing Agent and as a Lender


                                      By: /s/ Attila Koc
                                          --------------------------------------
                                          Name: Attila Koc
                                                --------------------------------
                                          Title Senior Vice President
                                                --------------------------------

                                      WACHOVIA BANK, N.A. (formerly First Union
                                      National Bank), as Managing Agent and as a Lender


                                      By: /s/ Matthew Berk
                                          --------------------------------------
                                              Matthew Berk
                                              Authorized Officer

                                      GUARANTY BANK, as Co-Agent and as a Lender


                                      By: /s/ Robert S. Hays
                                          --------------------------------------
                                          Name: Robert S. Hays
                                                --------------------------------
                                          Title Senior Vice President
                                                --------------------------------

                                      BRANCH BANKING AND TRUST COMPANY,
                                      as Co-Agent and as a Lender


                                      By: /s/ Cory Boyte
                                          --------------------------------------
                                          Name: Cory Boyte
                                                --------------------------------
                                          Title Senior Vice President
                                                --------------------------------

                                      SOUTHTRUST BANK, an Alabama banking
                                      corporation, as a Co-Agent and as a Lender

                                      By: /s/ B. E. Dishman
                                          --------------------------------------
                                          Name: B. E. Dishman
                                               ---------------------------------
                                          Title Vice President
                                                --------------------------------

                                      COMPASS BANK


                                      By: /s/ Eugene F. Weimer
                                          --------------------------------------
                                          Name: Eugene F. Weimer
                                                --------------------------------
                                          Title Vice Chairman
                                                --------------------------------

                                      AMSOUTH BANK, successor in interest by
                                      merger to Deposit Guaranty National Bank


                                      By: /s/ J. D. May
                                          --------------------------------------
                                          Name: J. D. May
                                               ---------------------------------
                                          Title Vice President
                                                --------------------------------

                                      MELLON BANK, N.A.


                                      By: /s/ Alan J. Kopolow
                                          --------------------------------------
                                          Name:  Alan J. Kopolow
                                                --------------------------------
                                          Title  First Vice President
                                               ---------------------------------

                                      HIBERNIA NATIONAL BANK


                                      By: /s/ Frank J. Crifas
                                          --------------------------------------
                                          Name: Frank J. Crifas
                                                --------------------------------
                                          Title Sr. Vice President
                                               ---------------------------------

                                      TEXTRON FINANCIAL CORPORATION

                                      By: /s/ Ramon J. Munoz
                                          --------------------------------------
                                          Name: Ramon J. Munoz
                                                --------------------------------
                                          Title President-Division Manager
                                                Golf Finance Division
                                                --------------------------------

                                     CALIFORNIA PUBLIC EMPLOYEES

                                     By: /s/ Louis Koven
                                         ---------------------------------------
                                         Name: Louis Koven
                                               ---------------------------------
                                         Title Executive Vice President-CFO
                                               Highland Capital Management, L.P.
                                               ---------------------------------

                                      AERIES FINANCE-II LTD.


                                      By: INVESCO Senior Secured Management
                                          Inc. as Sub-Managing Agent


                                      By: /s/ Thomas H. B. Ewald
                                          --------------------------------------
                                          Name: Thomas H. B. Ewald
                                               ---------------------------------
                                          Title Authorized Signatory
                                                --------------------------------

                                      METROPOLITAN LIFE INSURANCE COMPANY


                                      By: /s/ James R. Dingler
                                          --------------------------------------
                                          Name: James R. Dingler
                                               ---------------------------------
                                          Title Director
                                               ---------------------------------

                                      HELLER FINANCIAL, INC.


                                      By: /s/ W. Jerome McDermott
                                          --------------------------------------
                                          Name: W. Jerome McDermott
                                                --------------------------------
                                          Title Duly Authorized Signatory
                                                --------------------------------

                                      PPM SPYGLASS FUNDING TRUST

                                      By: /s/ Diana L. Mushill
                                          --------------------------------------
                                          Name: Diana L. Mushill
                                               ---------------------------------
                                          Title Authorized Agent
                                               ---------------------------------

                                      STANWICH LOAN FUNDING LLC


                                      By: /s/ Diana L. Mushill
                                          --------------------------------------
                                          Name: Diana L. Mushill
                                               ---------------------------------
                                          Title Asst. Vice President
                                               ---------------------------------

                                      BLACK DIAMOND INTERNATIONAL FUNDING, LTD.


                                      By: /s/ Alan Corkish
                                          --------------------------------------
                                          Name: Alan Corkish
                                               ---------------------------------
                                          Title Director
                                               ---------------------------------

                                      GALAXY CLO 1999-1, LTD.


                                      By: SAI Investment Adviser, Inc., its
                                          Collateral Manager


                                      By: /s/ W. Jeffrey Baxter
                                          --------------------------------------
                                          Name:  W. Jeffrey Baxter
                                                --------------------------------
                                          Title  Authorized Agent
                                                --------------------------------

                                      AVALON CAPITAL LTD.


                                      By: INVESCO Senior Secured Management,
                                          Inc. as Portfolio Advisor


                                      By: /s/ Thomas H. B. Ewald
                                          --------------------------------------
                                          Name:  Thomas H. B. Ewald
                                               ---------------------------------
                                          Title  Authorized Signatory
                                               ---------------------------------

                                      CAPTIVA FINANCE LTD.


                                      By: /s/ David Dyer
                                          --------------------------------------
                                          Name:  David Dyer
                                               ---------------------------------
                                          Title  Director
                                               ---------------------------------

                                      BLACK DIAMOND CLO 2000-1 LTD.


                                      By: /s/ Alan Corkish
                                          --------------------------------------
                                          Name:  Alan Corkish
                                               ---------------------------------
                                          Title  Director
                                               ---------------------------------

                                      BLACK DIAMOND CLO 1998-1 LTD.


                                      By: /s/ Alan Corkish
                                          --------------------------------------
                                          Name:  Alan Corkish
                                               ---------------------------------
                                          Title  Director
                                               ---------------------------------

                                     HIGHLAND LEGACY LTD.


                                     By: /s/ Louis Koven
                                         ---------------------------------------
                                         Name: Louis Koven
                                              ----------------------------------
                                         Title Executive Vice President-CFO
                                               Highland Capital Management, L.P.
                                               ---------------------------------
                                       41

                                      ELT LTD.


                                      By: /s/ Diana L. Mushill
                                          --------------------------------------
                                          Name: Diana L. Mushill
                                               ---------------------------------
                                          Title Authorized Agent
                                               ---------------------------------

                                      FLEETBANK


                                      By: /s/ James J. Shaw
                                          --------------------------------------
                                          Name: James J. Shaw
                                               ---------------------------------
                                          Title Senior Vice President
                                               ---------------------------------

                                      OCTAGON INVESTMENT PARTNERS III, LTD.

                                      By: Octagon Credit Investors, LLC
                                          as Portfolio Manager

                                      By: /s/ Andrew D. Gordon
                                          --------------------------------------
                                          Name: Andrew D. Gordon
By:                                            ---------------------------------
                                          Title Portfolio Manager
                                               ---------------------------------

                                      OCTAGON INVESTMENT PARTNERS II, LLC

                                      By: Octagon Credit Investors, LLC
                                          as sub-investment manager


                                      By: /s/ Andrew D. Gordon
                                          --------------------------------------
                                          Name: Andrew D. Gordon
                                               ---------------------------------
                                          Title Portfolio Manager
                                               ---------------------------------

                                      KZH SOLIEL LLC


                                      By: /s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                          Name: Joyce Fraser-Bryant
                                               ---------------------------------
                                          Title Authorized Agent
                                               ---------------------------------

                                      SUNAMERICA INC.


                                      By: /s/ W. Jeffrey Baxter
                                          --------------------------------------
                                          Name: W. Jeffrey Baxter
                                               ---------------------------------
                                          Title Authorized Agent
                                               ---------------------------------

                                      CHARTER VIEW PORTFOLIO

                                      By: INVESCO Senior Secured Management,
                                          Inc., as Investment Advisor

                                      By: /s/ Thomas H. B. Ewald
                                          --------------------------------------
                                          Name: Thomas H. B. Ewald
                                               ---------------------------------
                                          Title Authorized Signatory
                                               ---------------------------------

                                      AVALON CAPITAL LTD. 2

                                      By: INVESCO Senior Secured Management,
                                          Inc., as Portfolio Advisor


                                      By: /s/ Thomas H. B. Ewald
                                          --------------------------------------
                                          Name: Thomas H. B. Ewald
                                               ---------------------------------
                                          Title Authorized Signatory
                                               ---------------------------------

                                      PAMCO CAYMAN LTD.


                                      By: /s/ Louis Koven
                                          --------------------------------------
                                          Name: Louis Koven
                                               ---------------------------------
                                          Title Executive Vice President-CFO
                                                Higland Capital Management, L.P.
                                               ---------------------------------
                                       50

                                      CIBC WORLD MARKETS CORPORATION


                                      By: /s/ Stephanie Devane
                                          --------------------------------------
                                          Name: Stephanie Devane
                                               ---------------------------------
                                          Title Authorized Signatory
                                               ---------------------------------

                                      GENERAL ELECTRIC CAPITAL CORP.


                                      By: /s/ Chris Salvio
                                          --------------------------------------
                                          Name: Chris Salvio
                                               ---------------------------------
                                          Title Authorized Signatory
                                               ---------------------------------

                             MONUMENT CAPITAL LTD.


                                        Monument Capital Ltd., as Assignee
                                        By: Alliance Capital Management L.P., as
                                        Investment Manager
                                        By: Alliance Capital Management
                                        Corporation, as General Partner
                                        By: /s/ Robert Bayer
                                            --------------------------------
                                            Name: Robert Bayer
                                            Title: Vice President

                                  LONG LANE MASTER TRUST IV


                                  By: Fleet National Bank as Trust Administrator


                                   By: /s/ Renee Nadler
                                       -----------------------------------
                                       Name: Renee Nadler
                                       Title Managing Director

ACKNOWLEDGED AND AGREED:

CLUBCORP USA, INC., a Delaware corporation
THE 191 CLUB, INC., a Georgia corporation
THE 410 CLUB MANAGEMENT CORP., an
     Illinois corporation
AKRON MANAGEMENT CORP., an Ohio
     corporation
April SOUND MANAGEMENT CORP., a Texas
     corporation
ASPEN GLEN GOLF CLUB MANAGEMENT
     COMPANY, a Colorado corporation
ATHLETIC CLUB AT THE EQUITABLE CENTER,
     INC., a New York corporation
BANKERS CLUB, INC., a Florida corporation
BAY OAKS COUNTRY CLUB, INC., a Texas
     corporation
BECKETT RIDGE COUNTRY CLUB, INC., an
     Ohio corporation
BIENVILLE CLUB, INC., an Alabama corporation
BRAEMAR COUNTRY CLUB, INC., a California
     corporation
BROKEN ARROW MANAGEMENT CORP., an
     Oklahoma corporation
BROOKHAVEN COUNTRY CLUB, INC., a
     Texas corporation
BUCKHEAD CLUB, INC., a Georgia corporation
BUNKER HILL CLUB, INC., a California corporation
BR GP, INC., a Georgia corporation
BIRCHRIVER GOLF MANAGEMENT, INC., a
     Georgia corporation
CANYON CREST COUNTRY CLUB, INC., a
     California corporation
CANYON GATE AT LAS VEGAS, INC.,  a
     Nevada corporation
CANYON SPRINGS GOLF CLUB, INC., a
     Texas corporation
CAPITAL CITY CLUB OF MONTGOMERY, INC.,
     an Alabama corporation
CAPITAL CITY CLUB OF RALEIGH, INC., a
     North Carolina corporation
CAPITAL CLUB, INC., a Virginia corporation
CCA SILBAND/GOLFCORP/ROUND ROCK,
     INC., a Texas corporation
CCA SILBAND HOLDING CORPORATION, a
     Nevada corporation

CCA SILBAND/GOLFCORP, a California corporation
CCA SILBAND - FAIRFIELD, INC., a California
     corporation
CCA SILBAND UPLAND HILLS CORP., a
     California corporation
SILBAND SPORTS CORP., a California corporation
PLANTATION SERVICES, INC., a Texas corporation
COUNTRY MEADOW MANAGEMENT, INC., an
     Arizona corporation
CCA GOLF CENTERS, INC., a Texas corporation
CCA GOLF CENTER-ARLINGTON, INC., a Texas
     corporation
CCA GOLF CENTER-CLEARWATER, INC., a
     Florida corporation
CCA SILBAND INVESTMENT CORP., a Texas
     corporation
U.S. GOLF MANAGEMENT, INC., a Delaware
     corporation
MIDDLETOWN, GOLF, INC., a Pennsylvania
     corporation
CENTER CLUB, INC., a California corporation
CENTRE CLUB, INC., a Florida corporation
CITRUS CLUB, INC., a Florida corporation
CITY CLUB OF SAN FRANCISCO, INC., a
     California corporation
CITY CLUB OF WASHINGTON, INC., a District
     of Columbia corporation
CLEAR CREEK HOLDING COMPANY, a Texas
     corporation
CLUB AT BOSTON COLLEGE, INC., a
     Massachusetts corporation
THE CLUB AT CANYON GATE, INC., a
     Nevada corporation
CLUB AT CIMARRON, INC., a Texas corporation
CLUB AT FRANKLIN SQUARE, INC., a District
     of Columbia corporation
CLUB AT GLEN OAKS, INC., an Iowa corporation
CLUB AT SOCIETY CENTER, INC., an Ohio
     corporation
CLUB ATHLETIC CONSULTING, INC., a Texas
     corporation
CLUB CORPORATION OF CANADA, LTD., a
     Canadian corporation
CLUB FINANCIAL CORP., a Nevada corporation
CLUB HARRIS BRANCH REALTY, INC., a
     Texas corporation

CLUB LE CONTE, INC., a Tennessee corporation
CLUB WELLS BRANCH REALTY, INC., a Texas
     corporation
CWBR OF DELAWARE, INC., a Texas corporation
CLUB COMPANY REALTY, INC., a Texas
     corporation
CCRI OF DELAWARE, INC. a Delaware corporation
CLUBCORP BUYING SERVICES, INC., a Delaware
     corporation
CLUBCORP AVEN HOLDINGS, INC., a Delaware
     corporation
CLUBCORP GLOBAL HOLDINGS, INC., a
     Delaware corporation
CLUBCORP GLOBAL CONSULTING, INC., a
     Delaware corporation
CLUBCORP GRAPHICS, INC., a Florida corporation
COLUMBIA CAPITAL CITY CLUB CORP., a
     South Carolina corporation
COLUMBIA TOWER CLUB, INC., a Washington
     corporation
COMMERCE CLUB, INC., a South Carolina
     corporation
COTO PROPERTY HOLDINGS, INC., a California
     corporation
COUNTRYSIDE COUNTRY CLUB, INC., a
     Florida corporation
CROW CANYON MANAGEMENT CORP., a
     California corporation
DAYTON RACQUET CLUB, INC., an Ohio
     corporation
DEBARY MANAGEMENT CORP., a Florida
     corporation
DES MOINES CLUB TENANT CORP., an Iowa
     corporation
DES MOINES CLUB MANAGEMENT, INC., an
     Iowa corporation
DESERT FALLS COUNTRY CLUB, INC., a
     California corporation
DESERT OASIS GOLF CLUB MANAGEMENT
     CORP., a California corporation
DIAMANTE GOLF CLUB MANAGEMENT, INC.,
     an Arkansas corporation
DIAMANTE GOLF CLUB PARTNERS, INC., an
     Arkansas corporation
DIAMOND RUN CLUB, INC., a Pennsylvania
     corporation

THE DOWNTOWN CLUB, INC., a Texas corporation
EXCHANGE CLUB MANAGEMENT, INC., an
     Illinois corporation
FAIR OAKS CLUB CORP., a Texas corporation
FAIRLANE MANOR, INC., a Michigan corporation
FCS CORP., a Nevada corporation
FIRST CITY CLUB MANAGEMENT, INC., a
     Georgia corporation
FLORIDA GOLF CLUB OF GAINESVILLE, INC.,
     a Florida corporation
FORT BEND ACQUISITION CORP., a Texas
     corporation
FORTUNE FINANCIAL CORP., a Texas corporation
FOSSIL CREEK GOLF, INC., a Texas corporation
GCL CORPORATION, a California corporation
GEORGE WASHINGTON UNIVERSITY CLUB,
     INC., a District of Columbia corporation
GLENDALE MANAGEMENT CORP., a
     Wisconsin corporation
GLENDALE RACQUET CLUB, INC., a
     Wisconsin corporation
GP BEAR'S BEST ATLANTA, INC., a Georgia
     corporation
GP BEAR'S BEST LAS VEGAS, INC., a Nevada
     corporation
GRANCH GOLF CLUB, INC., an Arizona
     corporation
GREENBRIER COUNTRY CLUB, INC., a
     Virginia corporation
GREENS GOLF & RACQUET CLUB, INC., an
     Oklahoma corporation
GREENSPOINT CLUB, INC., a Texas corporation
HACKBERRY CREEK COUNTRY CLUB, INC.,
     a Texas corporation
HAILE PLANTATION MANAGEMENT CORP.,
     a Florida corporation
HARBOUR CLUB OF CHARLESTON, INC., a
     South Carolina corporation
HEARTHSTONE COUNTRY CLUB, INC., a
     Texas corporation
HERITAGE CLUB, INC., an Alabama corporation
HILLS II OF LAKEWAY, INC., a Texas
     corporation
HOUSTON CITY CLUB, INC., a Texas corporation
HUNTER'S GREEN ACQUISITION CORP., a
     Florida corporation

INDIGO RUN ASSET CORP., a South Carolina
     corporation
IRVING CLUB ACQUISITION CORP., a Texas
     corporation
IW GOLF CLUB, INC., a California corporation
JEFFERSON CLUB, INC., a Kentucky corporation
KINGWOOD COUNTRY CLUB, INC., a Texas
     corporation
KINGWOOD COVE, INC., a Texas corporation
KNOLLWOOD COUNTRY CLUB, INC., an
     Indiana corporation
LAKES CLUB, INC., an Arizona corporation
LEGAV CORPORATION, a California corporation
LIONSGATE GOLF CLUB, INC., a Kansas
     corporation
MANAGEMENT COMPANY FOR ASPEN GLEN,
     INC., a Colorado corporation
MANAGEMENT COMPANY FOR STONERIDGE
     CLUB, INC., a California corporation
MANAGER FOR CCHH, INC., a South Carolina
     corporation
MANAGER FOR INDIGO RUN, INC., a South
     Carolina corporation
MEMORIAL STADIUM CLUB MANAGEMENT
     CORP., a Texas corporation
MEMPHIS CITY CLUB, INC., a Tennessee
     corporation
METROPOLITAN CLUB OF CHICAGO, INC., an
     Illinois corporation
METROPOLITAN CLUB OF DENVER, INC. a
     Colorado corporation
MISSION HILLS COUNTRY CLUB, INC., a
     California corporation
NASHVILLE CLUB MANAGEMENT, INC., a
     Tennessee corporation
NETCLUB, INC., a Texas corporation
NEW ENGLAND COUNTRY CLUB MANAGEMENT,
     INC., a Massachusetts corporation
NORTHWOOD MANAGEMENT CORP., a Georgia
     corporation
OAK POINTE COUNTRY CLUB, INC., a Michigan
     corporation
OAKMONT MANAGEMENT CORPORATION, a
     Texas corporation
PARADISE VALLEY MANAGEMENT, INC., a
     California corporation

PARK AVENUE CLUB, INC. (formerly the Fifth Avenue
     Club, Inc.), a New York corporation
PIEDMONT CLUB, INC., a North Carolina corporation
PLAZA CLUB OF SAN ANTONIO, INC., a Texas
     corporation
PLAZA CLUB-HAWAII, LTD., a Hawaii corporation
PORTER VALLEY COUNTRY CLUB, INC., a
     California corporation
PRESIDENTIAL COUNTRY CLUB, INC., THE, a Florida
     corporation
PYRAMID CLUB MANAGEMENT, INC., a Pennsylvania
     corporation
QUAIL HOLLOW MANAGEMENT, INC., an Ohio corporation
QUEENS HARBOUR CORPORATION, a Florida corporation
RAVINIA CLUB, INC., a Georgia corporation
RENAISSANCE CLUB, INC., a Michigan corporation
STANDARD CLUB MANAGEMENT, INC., a Michigan
     corporation
RICHARDSON COUNTRY CLUB CORP., a Texas
     corporation
RIVER CREEK COUNTRY CLUB, INC., a Virginia
     corporation
RIVERS CLUB, INC., a Pennsylvania corporation
SABAL TRACE CORP., a Florida corporation
SAN FRANCISCO TENNIS CLUB, INC., a California
     corporation
THE SAN JOSE CLUB, INC., a California corporation
SAN JOSE RENAISSANCE CLUB, INC., a
     California corporation
SHADOW RIDGE GOLF CLUB, INC., a California
     corporation
SHADY VALLEY MANAGEMENT CORP., a
     Texas corporation
SHOREBY CLUB MANAGEMENT, INC., an Ohio
     corporation
SILVER LAKE MANAGEMENT CORP., an Ohio
     corporation
SKYLINE CLUB, INC., an Indiana corporation
SNEE FARM COUNTRY CLUB, INC., a South
     Carolina corporation
SOCIETY MANAGEMENT, INC., a Nevada
     corporation
SOUTHERN TRACE COUNTRY CLUB OF
     SHREVEPORT, INC., a Louisiana corporation
SPR ENERGY CORPORATION, a Texas corporation

SPRING VALLEY LAKE COUNTRY CLUB INC.,
     a California corporation
STONEBRIAR CLUB, INC., a Texas corporation
STONEBRIAR MANAGEMENT CORP., a Texas
     corporation
STONEHENGE CLUB, INC., a Virginia corporation
SUMMIT CLUB, INC., an Ohio corporation
SUMMIT CLUB, INC., an Alabama corporation
SYMPHONY TOWERS CLUB, INC., a California
     corporation
TAMPA PALMS CLUB, INC., a Florida corporation
TEAL BEND GOLF CLUB, INC., a California
     corporation
TIMARRON GOLF CLUB, INC., a Texas corporation
TOWER CITY CLUB OF VIRGINIA, INC., a
     Virginia corporation
TOWER CLUB OF DALLAS, INC., a Texas corporation
TOWER CLUB, INC., a North Carolina corporation
TOWER CLUB, INC., a Florida corporation
TOWN POINT CLUB, INC., a Virginia corporation
TRADITION GOLF CLUB, INC., a Texas corporation
TREESDALE COUNTRY CLUB, INC., a Pennsylvania
     corporation
TURKEY CREEK GOLF CLUB, INC., a California
     corporation
UNC ALUMNI CLUB MANAGEMENT, INC., a
     North Carolina corporation
UNIVERSITY CLUB MANAGEMENT COMPANY,
     INC., a Florida corporation
UNIVERSITY CLUB OF HOUSTON, INC., a
     Texas corporation
UNIVERSITY CLUB OF WEST PALM BEACH, INC.,
     a Florida corporation
UNIVERSITY CLUB, INC., a Mississippi corporation
UNIVERSITY CLUB, INC., a Florida corporation
WALNUT CREEK MANAGEMENT CORP., a
     Texas corporation
WESTLAKE CITY CLUB, INC., a Texas corporation
WILDFLOWER COUNTRY CLUB, INC., a Texas
     corporation
WILLOW CREEK MANAGEMENT, INC., a Texas
     corporation
WOODSIDE PLANTATION COUNTRY CLUB, INC., a
     South Carolina corporation
ABILENE CLUB MANAGEMENT CORP., a Texas
     corporation

ACI OF LATIN AMERICA, INC., a Delaware
     corporation
AKRON CLUB MANAGEMENT CORP., an
     Ohio corporation
ARLINGTON CITY CLUB, INC., a Texas corporation
ATLANTA CITY CLUB, INC., a Georgia corporation
ATRIUM CLUB, INC., a New York corporation
BALLENISLES COUNTRY CLUB MANAGEMENT, INC.,
     a Florida corporation
BENTWOOD MANAGEMENT CORP., a Texas corporation
BRAE-BURN CLUB MANAGEMENT, INC., a Texas
     corporation
CANE RUN CLUB, INC., an Ohio corporation
CANE RUN MANAGEMENT, INC., an Ohio
     corporation
THE CAPITOL CLUB, INC., a California corporation
CASCADE ATHLETIC CLUB, INC., an Ohio corporation
CCC HOLDING, INC., a South Carolina corporation
CCT, INC., a Nevada corporation
CENTURY I MANAGEMENT, INC., a Texas corporation
CENTURY II CLUB MANAGEMENT, INC., a Texas
     corporation
CHAPARRAL CLUB MANAGEMENT, INC., a Texas
     corporation
CIPANGO MANAGEMENT CORPORATION, a Texas
     corporation
CITY CLUB OF ROCKFORD, INC., an Illinois
     corporation
CITY CLUB OF SAN ANTONIO MGMT., INC., a Texas
     corporation
CLAYTON CLUB MANAGEMENT CORP., a Missouri
     corporation
CLEAR CREEK MANAGEMENT CORP., a Texas
     corporation
CLEAR LAKE GOLF CLUB, INC., a Texas
     corporation
CLUB METROPOLITAN OF AUSTIN, INC., a
     Texas corporation
COOKS CREEK MANAGEMENT CORP., a Ohio
     corporation
DALLAS HOSPITALITY SERVICES, INC., a
     Texas corporation
DEAN HILL MANAGEMENT CORP., a Tennessee
     corporation
DTC MANAGEMENT CORP., a Pennsylvania corporation
DUMFRIES CLUB, INC., a Virginia corporation

EAGLE CREST MANAGEMENT CORP., a California
     corporation
ERROL ESTATE MGMT., INC., a Florida corporation
FOREST OAKS COUNTRY CLUB, INC., a Texas
     corporation
GOLF CONCEPT, INC., a Nevada corporation
HEATHROW MANAGEMENT CORP., a Florida
     corporation
HERITAGE CLUB, INC., a Texas corporation
HIDEAWAY MANAGEMENT CORP., a Florida
     corporation
JEFFERSON CLUB MANAGEMENT CORP., a
     Virginia corporation
KENDALL GOLF MANAGEMENT, INC., a
     Florida corporation
LACITA MANAGEMENT CORPORATION, a
     Florida corporation
LAKE COUNTRY ESTATES COUNTRY CLUB,
     INC., a Texas corporation
LAKE NONA CLUB MANAGEMENT, INC., a
     Florida corporation
LAKES CLUB, INC., a Washington corporation
LANCERS CLUB, INC., a Texas corporation
LANDMARK CLUB AT PARK CENTRAL, INC.,
     a Texas corporation
LOS GATOS TENNIS, INC., a California corporation
LAKEVIEW CLUB, INC., a California corporation
MANAGEMENT COMPANY FOR HAMMOCK
     CREEK, INC., a Florida corporation
MANAGEMENT COMPANY FOR THE HARTFORD
     CLUB, INC., a Connecticut corporation
THE MANAGER FOR WESTWOOD COUNTRY CLUB,
     INC., a Texas corporation
MARINA CLUB MANAGEMENT, INC., a California
     corporation
MATTHEWS GOLF CLUB MANAGEMENT CORP.,
     a North Carolina corporation
MCC MANAGEMENT CORP., a California corporation
METROPOLITAN CLUB MANAGEMENT CORP.,
     an Iowa corporation
MIDLAND PLAZA CLUB, INC., a Texas corporation
MONROE STREET CITY CLUB, INC., an Illinois
     corporation
MOUNTAIN SPA CLUB MANAGEMENT INC.,
     a Nevada corporation

MOUNTAINSIDE CLUB CORPORATION, an
     Iowa corporation
MOUNTAINTOP CLUB MANAGEMENT, INC., an
     Alabama corporation
NEWPORT NEWS CLUB, INC., a Virginia corporation
NORTH HILLS MANAGEMENT CO., an Arkansas
     corporation
NORTHSHORE MANAGEMENT CORP., a Texas
     corporation
OAKMEADOW MANAGEMENT CORPORATION,
     an Indiana corporation
PARK AVENUE CLUB MANAGEMENT, INC., a
     New Jersey corporation
PHARAOHS MANAGEMENT CORP., a Texas
     corporation
PICKAWAY REAL ESTATE, INC., an Ohio corporation
PINERY COUNTRY CLUB, INC., a Colorado
     corporation
PINEWOOD MANAGEMENT CORP., a Texas
     corporation
PINNACLE CLUB SERVICES, INC., a Texas
     corporation
PINNACLE CLUB, INC., a Texas corporation
PLAZA ATHLETIC CLUB, INC., a Texas corporation
PLAZA CLUB OF BRYAN, INC., a Texas corporation
PLAZA CLUB OF PHOENIX, INC., an Arizona
     corporation
PLAZA CLUB OF TUCSON, INC., an Arizona
     corporation
PLAZA CLUB OF TYLER, INC., a Texas corporation
PRE 1-7-00 OPERATOR OF DIAMOND BAR
     MANAGEMENT CORP, a California corporation
PRE 10-13-00 OPERATOR OF WILLOWBEND
     DEVELOPMENT CORPORATION OF
     WICHITA, a Kansas corporation
PRE 2-1-95 OPERATOR COMPANY OF LANDMARK
     ATHLETIC CLUB, a Connecticut corporation
PRE 6-1-96 OPERATOR OF THE MANAGER FOR
     TOWER RIDGE COUNTRY CLUB, INC., a
     Connecticut corporation
PRE 7-4-96 OPERATOR OF RODNEY SQUARE CLUB,
     INC., a Delaware corporation

PRE 12-31-98 MANAGEMENT COMPANY FOR
     TREYBURN COUNTRY CLUB MANAGEMENT
     CORPORATION, a North Carolina corporation
PRE 12-21-99 OPERATOR OF THE MISSION DORADO
     COUNTRY CLUB, INC., a Texas corporation
PRE 12-23-99 OWNER LAFAYETTE CLUB, INC.
     (formerly Lafayette Club, Inc.), a Kentucky corporation PRE 12/26/96 MANAGEMENT CORP. FOR COLUMBIA
     LAKES, a Texas corporation
PRE 12/30/98 OPERATOR OF HALLIFAX CLUB, INC.
     (f/k/a Halifax Club, Inc.), a Florida corporation
PRE 5-3-00 OPERATOR OF THE WALDEN CLUB, INC.
     (f/k/a Walden Club, Inc.), a Tennessee corporation
PRE 8-24-00 OPERATOR OF PEBBLE CREEK COUNTRY
     CLUB OF GREENVILLE, INC., a South Carolina corporation
PRE 2-28-01 OPERATOR OF MEADOW CLUB, INC.
     (f/k/a Meadow Club, Inc.), an Illinois corporation
PRE 3-16-01 OPERATOR OF BELLE TERRE
     MANAGEMENT CORP., a Louisiana corporation
PRE 5-18-01 OPERATOR OF ORANGE PARK
     COUNTRY CLUB, INC., a Florida corporation
PRE 5-31-01 OPERATOR OF INVERRARY COUNTRY
     CLUB, INC., a Florida corporation
PREMIER ATHLETIC CLUB, INC. a Louisiana corporation
PRIVATE CLUB SERVICES, INC., a Florida corporation
PARK AVENUE CLUB, INC., a New York corporation
PROVIDENCE MANAGEMENT INC., a North Carolina
     corporation
QUAIL VALLEY WORLD OF CLUBS, INC., a Texas
     corporation
RAINTREE COUNTRY CLUB, INC., a North Carolina
     corporation
RANCHLAND MANAGEMENT CORP., a Texas corporation
REGENCY CLUB, INC., a Texas corporation
RELAY HOUSE CORPORATION, an Alabama corporation
RENAISSANCE CLUB, INC., an Arizona corporation
RIVER CLUB, INC., an Illinois corporation
RIVER NORTH MANAGEMENT CORP., a Georgia
     corporation
RMPC MANAGEMENT CORPORATION, a Utah
     corporation
ROLLING HILLS MANAGEMENT CORPORATION,
     an Alabama corporation
ROYAL DRIVE COUNTRY CLUB, INC., a California corporation

SAN ANGELO HERITAGE CLUB, INC., a Texas
     corporation
SATICOY MANAGEMENT, INC., a California
     corporation
SCOTTY'S MANAGEMENT CORP., a Texas corporation
SHENANDOAH MANAGEMENT CORP., a Louisiana
     corporation
SILVER SPRINGS SHORES COUNTRY CLUB
     CORP., a Florida corporation
SKYLINE CLUB, INC., a Michigan corporation
SOUTH SHORE MANAGEMENT CORP., a Texas
     corporation
SURREY HILLS MANAGEMENT CORP., an Oklahoma
     corporation
SWEETWATER COUNTRY CLUB, INC., a Florida
     corporation
TAMPA CLUB MANAGEMENT, INC., a Florida
     corporation
TOP SEED MANAGEMENT CORP., an Arizona
     corporation
TOPS'L CLUB, INC., a Florida corporation
TREASURE ISLAND TENNIS & YACHT CLUB,
     INC., a Florida corporation
TWO THOUSAND ONE BRYAN TOWER CLUB,
     INC., a Texas corporation
UNIVERSITY CLUB OF DALLAS, INC., a Texas
     corporation
VITA CENTER MANAGEMENT CORP., a Texas
     corporation
WESTBURY MANAGEMENT CORP., an Oklahoma
     corporation


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

THE PINEHURST COMPANY (f/k/a ClubCorp Resorts,
     Inc. & ClubCorp Realty, Inc.), a Delaware corporation
BARTON CREEK RESORT & CLUBS, INC., a
     Texas corporation
CCR PROJECT DEVELOPMENT, INC., a North
     Carolina corporation

CITY WAREHOUSE CORP., a Texas corporation
CLUBCORP REALTY EAST, INC., a North Carolina
     corporation
CONCORD REALTY, INC., a Texas corporation
CLUBCORP REALTY HOLDINGS, INC., a Texas
     corporation
CLUBCORP REALTY SOUTHWEST, INC., a
     Texas corporation
CLUBCORP REALTY HILTON HEAD, INC., a
     South Carolina corporation
CLUBCORP REALTY HOMESTEAD, INC., a
     Virginia corporation
CLUB ISLAND REALTY CORP., a South Carolina
     corporation
BLOODY POINT ASSET CORP, a South Carolina
     corporation
MELROSE LANDING CORPORATION, a South
     Carolina corporation
HILTON HEAD PLANTATION ASSET CORP., a
     South Carolina corporation
MELROSE ASSET CORP., a South Carolina corporation
MELROSE UTILITY COMPANY, INC., a South
     Carolina corporation
CSRESORT MANAGEMENT, INC., a Texas
     corporation
CLUB RESORTS, INC., a Nevada corporation
COUNTRY CLUB OF PINEWILD MANAGEMENT,
     INC., a North Carolina corporation
HOMESTEAD SPRING WATER COMPANY, INC., a
     Virginia corporation
MANAGEMENT COMPANY FOR HOMESTEAD,
     INC., a Virginia corporation
OPERATIONS COMPANY FOR HOMESTEAD, INC.,
     a Virginia corporation
CONSTRUCTION COMPANY OF PINEHURST, INC.,
     a North Carolina corporation
DAUFUSKIE CLUB, INC., a South Carolina
     corporation
ROSE MIX, INC., a South Carolina corporation
DLGA GOLF ACADEMY, INC., a Florida corporation
ERROL LAND DEVELOPMENT COMPANY, a
     Florida corporation
GFO PARTNER, INC., a Michigan corporation
GP OWNERS CLUB AT ASPEN GLEN, INC.,
     a Colorado corporation

LEGAV COMMERCIAL PROPERTY CORPORATION,
     a California corporation
LEGAV HOTEL CORPORATION, a California
     corporation
MASTER CLUB, INC., a Nevada corporation
MH VILLAS, INC., a California corporation
NORTHERN MICHIGAN FINANCIAL CORPORATION,
     a Michigan corporation
OWNERS CLUB ASSET COMPANY, a Delaware
     corporation
OWNERS CLUB AT HILTON HEAD PROPERTY
     MANAGEMENT, INC., a South Carolina corporation
PCC REALTY CORP., a North Carolina corporation
PINEHURST ACQUISITION CORP., a North Carolina
     corporation
PINEHURST, INC., a North Carolina corporation
PINEHURST CHAMPIONSHIP MANAGEMENT, INC.,
     a North Carolina corporation
PINEHURST COUNTRY CLUB, INC., a North Carolina
     corporation
PINEHURST REALTY CORP., a Nevada corporation
PINEHURST NO. VII, INC., a North Carolina
     corporation
PINEWILD MANAGEMENT, INC., a Virginia
     corporation
QUAIL HOLLOW DEVELOPMENT, INC., an
     Ohio corporation
SHANGRI-LA DEVELOPMENT CORP., an
     Oklahoma corporation
SHANGRI-LA MANAGEMENT CORP., an Oklahoma
     corporation
SHANGRI-LA COUNTRY CLUB, INC., an Oklahoma
     corporation
THE OWNERS CLUB HOLDING II, INC., a
     Delaware corporation
THE OWNERS CLUB, INC. (f/k/a The Owners Club
     Holding, Inc.), a Delaware corporation
OWNERS CLUB TELLURIDE REALTY, INC.,
     a Colorado corporation
OWNERS CLUB AT TELLURIDE, INC., a
     Colorado corporation
THE MANAGER OF THE OWNERS CLUB, INC.,
     a South Carolina corporation
THE OWNERS CLUB AT THE HOMESTEAD,
     INC., a Delaware corporation

By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

CLUBCORP INTERNATIONAL, INC., a Nevada
     corporation
CLUBCORP INTERNATIONAL RESOURCE
     COMPANY, a Nevada corporation
CLUB CORPORATION OF EUROPE, INC.,
     a Nevada corporation
CLUBCORP-ASIA, a Nevada corporation
CLUBCORP ASIA INVESTMENT, INC., a
     Nevada corporation
CLUBCORP MEXICO, a Nevada corporation
CLUBCORP PANAMA, INC., a Nevada
     corporation


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

ASSOCIATE CLUBS INTERNATIONAL, INC.,
     a Nevada corporation
CLUBCORP PUBLICATIONS, INC., a Nevada
     corporation
CLUBCORP FINANCIAL MANAGEMENT
     COMPANY, a Nevada corporation


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

FIRST FEDERAL FINANCIAL CORPORATION,
     a Texas corporation
FRANKLIN FEDERAL BANCORP F.S.B., a
     Nevada corporation
GRANITE BAY MANAGEMENT, INC., a
     California corporation
BENBROOK BEVERAGE CORPORATION, a
     Texas corporation
CLUB AT DAUFUSKIE, a South Carolina
     corporation
CLUB AT GREENVILLE, INC., a South Carolina
     corporation
CLUB AT PEBBLE CREEK, a South Carolina
     corporation
CLUB AT SNEE FARM, a South Carolina
     corporation
LE GLUB, INC., a South Carolina corporation
THE CLUB AT WOODSIDE PLANTATION, a
     South Carolina corporation
THE CLUB AT HARBOUR, a South Carolina
     corporation
THE CLUB AT COLUMBIA CAPITAL, a South
     Carolina corporation
THE TOM CAT CLUB, a Arkansas corporation


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

APPLE MOUNTAIN GOLF CLUB, LLC, a
     Delaware limited liability company
EMPIRE RANCH, LLC, a Delaware limited
     liability company


By: CLUBCORP USA, INC., its sole member


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

FLORIDA DEVELOPMENT OF GAINESVILLE,
L.L.C., a Florida limited liability company

By:  ClubCorp USA, Inc., its managing member


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

ALISO VIEJO HOTEL JOINT VENTURE
ALISO VIEJO COMMERCIAL PROPERTY
     JOINT VENTURE

By:  ClubCorp USA, Inc., its _________


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

HOMESTEAD, L.C., a Virginia limited liability company


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

CANYON SPRINGS GENERAL, L.L.C., a
     Delaware limited liability company
TCRI LIMITED, LLC, a Delaware limited
     liability company

By:  THE PINEHURST COMPANY, f/k/a
     ClubCorp Resorts, Inc., its sole member


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

THE OWNERS CLUB OF SOUTH CAROLINA,
     L.L.C., a South Carolina limited liability company

By:  Owners Club Asset Company, its
     managing member


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

THE OWNERS CLUB AT BARTON CREEK, L.P.,
     a Texas Limited Partnership

By:  The Owners Club Holding II, Inc., its
     general partner


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

THE OWNERS CLUB AT HILTON HEAD, L.P.,
     a South Carolina limited partnership

By:  The Manager of The Owners Club, Inc.,
     its general partner


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

THE OWNERS CLUB AT THE HOMESTEAD, L.P.,
     a Virginia limited partnership

By:  The Owners Club at The Homestead, Inc.,
     its general partner


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

FFFC GOLF ACQUISITIONS, L.L.C., a Delaware limited liability company

By:  First Federal Financial Corporation


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

CLUBCORP GEN PAR OF TEXAS, L.L.C., a
     Delaware limited liability company
CLUBCORP GOLF OF CALIFORNIA, L.L.C., a
     Delaware limited liability company
CLUBCORP GOLF OF FLORIDA, L.L.C., a
     Delaware limited liability company
CLUBCORP GOLF OF MISSOURI, L.L.C., a
     Delaware limited liability company
CLUBCORP GOLF OF NORTH CAROLINA, L.L.C.,
     a Delaware limited liability company
CLUBCORP GOLF OF OKLAHOMA, L.L.C., an
     Oklahoma limited liability company
GOLF MANAGEMENT COMPANY OF LOUISIANA,
     L.L.C., a Delaware limited liability company
PIEDMONT GOLFERS' CLUB, L.L.C., a South
     Carolina limited liability company

By:  FFFC Golf Acquisitions, L.L.C., managing
     member of each

     By:  First Federal Financial Corporation


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

CLUBCORP GOLF OF TEXAS, L.P., a Texas
     limited partnership
CLUBCORP GOLF OF GEORGIA, L.P., a
     Georgia limited partnership

By:  ClubCorp Gen Par of Texas, LLC, the
     general partner for each

     By:  First Federal Financial Corporation, its
                      sole member


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

CAPITAL CLUB COMPANY, LTD., a China
     corporation


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

BC RESORT, L.P., a Texas General Partnership

By:  Barton Creek Resort & Clubs, Inc., its
     general partner


By:  /s/ John M. Massey, III
     ---------------------------------
     John M. Massey, III
     Vice President

                                    EXHIBIT J

                             TERMS OF SUBORDINATION

                                       76